Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.5

AMENDMENT NO. 2 TO EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT No. 2 TO EXCLUSIVE LICENSE AGREEMENT is entered into on March 6, 2018 (the “Effective Date of the Amendment”), by and between DURECT Corporation (“Company”) and Virginia Commonwealth University Intellectual Property Foundation (“VCUIPF”).

WHEREAS, Company and VCUIPF are parties to an Exclusive License Agreement dated December 5, 2012, as amended (the “Agreement”), and

WHEREAS, the parties now wish to further amend the Agreement as provided for herein.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment, the parties do hereby agree as follows:

1.	Appendix A of the Agreement is hereby amended by deleting it in its entirety and replacing it with the Appendix A attached hereto and made a part hereof.

2.	Section 1.10 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“IMPROVEMENT(S)” means [* * *].

3.	Section 1.26 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“SRA” means the Sponsored Research Agreement by and between VCU and LICENSEE, effective May 7, 2012, as amended.”

4.	Sections 2.3(b), (c) and (d) of the Agreement are hereby amended by [* * *].

5.	All capitalized terms not otherwise defined in this Amendment shall have the same meanings that are ascribed to them in the Agreement.

6.

   Except as expressly amended by this Amendment, the Agreement shall remain unchanged and continue in full force and effect as provided therein.  This Amendment and the Agreement constitute the complete, final and exclusive understanding and agreement of the parties with respect to the subject matter of the Agreement, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between the parties respecting the subject matter of the Agreement.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate originals by their authorized officers as of the Effective Date of the Amendment.

DURECT CORPORATION	VIRGINIA COMMONWEALTH UNIVERSITY
INTELLECTUAL PROPERTY FOUNDATION

By:/s/ James E. BrownBy:/s/ Ivelina Metcheva

Name:James E. Brown, D.V.MName:Ivelina Metcheva Phd, MBA

Title:CEO   Title: President

Date: March 6, 2018Date: March 8, 2018

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

APPENDIX A

LICENSED PATENT RIGHTS

Patents and Applications:

Nuclear Sulfated Oxysterol, Potent Regulator of Cholesterol Homeostasis, for Therapy of Hypercholesterolemia, Hyperlipidemia, and Atherosclerosis

Country	Sub Case	Case Type	Status	App. No.	Filing Date	Patent No.	Issue Date
US		PRI	Inactive	60/621,537	25-Oct-2004
US	0	ORD	Published	11/739,330	24-Apr-2007
US	00	PRO	Inactive	61/154,063	20-Feb-2009
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US	1	CIP	Granted	12/708,803	19-Feb-2010	8,399,441	19-Mar-2013
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

Sulfated Oxysterol and Oxysterol Sulfation by Hydroxysterol Sulfotransferase Promote Lipid Homeostasis and Liver Regeneration

Country	Sub Case	Case Type	Status	App. No.	Filing Date	Patent No.	Issue Date
US		ORD	Granted	13/441,241	06-Apr-2012	9,034,859	19-May-2015
US	0	PRO	Inactive	61/604,711	29-Feb-2012
US	00	PRO	Inactive	61/472,293	06-Apr-2011
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A Novel Cholesterol Metabolite, 5-cholesten, 3B- 25- diol, disulfate (25HCDS) for Therapy of Metabolic Disorders, Hylerlipidemia, Diabetes, Fatty Liver Diseases, and Atherosclerosis

Country	Sub Case	Case Type	Status	App. No.	Filing Date	Patent No.	Issue Date
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Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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US	01	PRO	Inactive	61/623,203	12-Apr-2012
US	02	PRO	Inactive	61/623,414	12-Apr-2012
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Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[* * *]

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Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[* * *]

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VCU Invention Disclosures

VCU Invention Disclosure No.	Title
REN-04-072	Nuclear oxysterol, potent regulator of cholesterol hemeostasis, for therapy of hypercholesterolemia, hyperlipidemia, and atherosclerosis
REN-08-078F

5-Cholesten-3b, 25-diol 3-sulfate (25HC3S), an authentic PPARy agonist and LXR antagonist, for the therapy of inflammatory diseases, such as inflammatory bowel diseases, fat liver diseases, and atheroclerotic diseases

REN-11-030	Hydroxysteroid sulfotransferase (SULT2B1b) for therapy of hyperlipidemia and fatty liver diseases
REN-11-93

Sulfated oxysterols, 25HC3S and 25HCDS, and oxysterol sulfation by hydroxysterol sulfotransferase (SULT2B1b) promote liver proliferation: therapy for cirrhosis, injury, and recovery following hepatectomy

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

REN-11-94	A novel cholesterol metabolite, 5-cholesten, 3-,25-diol, disulfate (25HCDS) for therapy of metabolic disorders, hyperlipidemia, diabetes, fat liver diseases, and atherosclerosis
REN-12-025	A Novel Cholesterol Metabolite, 5-Cholesten, 3-,25-diol, Disulfate (25HCDS) for Therapy of Metabolic Disorders, Hyperlipidemia, Diabetes, Fat Liver Diseases, and Atherosclerosis
REN-12-061	Novel Oxysterol, 5-Cholesten 3,27-diol 27-Glucuronide, for Therapy of Hypertriglyceridemia
REN-12-075	Low Levels of Oxysterol Sulfates, 25-,24, and 27(26)-hydroxycholesterol Sulfates, as biomarkers for diagnosis of lipid metabolic disorders, nonalcoholic fatty liver diseases
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